                                  Schedule Y
 Information Concerning Activities of Insurer Members of a Holding Company

Part 1 - Organizational Chart
31-Dec-05

Fortis (SA/NV) and         Owns 16% of shares of Assurant, Inc.               FEI 39-1126612 - DE
Fortis N.V.

Assurant, Inc.
                           Owns 1% of Dental Health Alliance, LLC             FEI 13-3830846 - DE
                           Owns 100% of Core, Inc.                            FEI 04-2828817 - MA
                           Owns 100% of Family Considerations, Inc. (fka      FEI 58-2315775 - GA
                           Fortis Family, Inc.)
                           Owns 100% of FamilySide, Inc.                      CANADA
                           Owns 100% of Florida Office Corp.                  FEI 13-3896525 - DE
                           Owns 100% of GP Legacy Place, Inc. (fka Fortis     FEI 13-3882719 - DE
                           Legacy Place, Inc.)
                           Owns 100% of Insureco, Inc.                        FEI 33-0658229 - CA
                           Owns 100% of Interfinancial Inc.                   FEI 13-3036467 - GA
                           Owns 100% of Union Security Life Insurance Co.     FEI 13-2699219; NAIC 81477 - NY
                           of New York (fka First Fortis Life Insurance
                           Company)

Core, Inc.
                           Owns 100% of Disability Reinsurance Management     FEI 01-0483086 - DE
                           Services, Inc.
                           Owns 100% of SSDC, Corp.                           FEI 38-3357459 - DE

Insureco, Inc.
                           Owns 100% of Assurant Reinsurance of Turks &       TURKS & CAICOS
                           Caicos, Ltd.
                           Owns 100% of Insureco Services, Inc.               FEI 95-2698862 - CA

Insureco Services, Inc.
                           Owns 100% of Insureco Adjusters, Inc.              FEI 95-2818626 - CA
                           Owns 100% of Insureco Agency & Insurance           FEI 95-3097622 - CA
                           Services, Inc. (CA)

Interfinancial Inc.
                           Owns 100% of ALOC Holdings ULC                     CANADA
                           Owns 100% of American Security Insurance Company   FEI 58-1529575; NAIC 42978 - DE
                           Owns 100% of Denticare of Alabama, Inc.            FEI 59-3063687 - AL
                           Owns 100% of International Dental Plans, Inc.      FEI 59-2327793; NAIC 52011 - FL
                           Owns 100% of John Alden Financial Corporation      FEI 59-2840712 - DE
                           Owns 100% of Time Insurance Company (fka Fortis    FEI 39-0658730; NAIC 69477 - WI
                           Insurance Company)
                           Owns 100% of UDC Dental California, Inc.           FEI 33-0360239; NAIC 52031 - CA
                           Owns 100% of UDC Ohio, Inc.                        FEI 74-2609036; NAIC 52022 - OH
                           Owns 100% of Union Security DentalCare of          FEI 58-1909945 - GA
                           Georgia, Inc. (fka Georgia Dental Plan, Inc.)
                           Owns 100% of Union Security DentalCare of New      FEI 52-1565653; NAIC 11244 - NJ
                           Jersey, Inc. (fka Fortis Benefits DentalCare of
                           New Jersey, Inc.)
                           Owns 100% of Union Security Insurance Co. (fka     FEI 81-0170040; NAIC 70408 - IA
                           Fortis Benefits Insurance Company)
                           Owns 100% of United Dental Care of Arizona, Inc.   FEI 86-0517444; NAIC 47708 - AZ
                           Owns 100% of United Dental Care of Colorado,       FEI 86-0631335; NAIC 52032 -CO
                           Inc.
                           Owns 100% of United Dental Care of Michigan,       FEI 38-2833988; NAIC 11111 - MI
                           Inc.
                           Owns 100% of United Dental Care of Missouri,       FEI 75-2481527; NAIC 47044 - MO
                           Inc.
                           Owns 100% of United Dental Care of New Mexico,     FEI 86-0384270; NAIC 47042 - NM
                           Inc.
                           Owns 100% of United Dental Care of Texas, Inc.     FEI 75-2076282; NAIC 95142 - TX
                           Owns 100% of United Dental Care of Utah, Inc.      FEI 75-2635404; NAIC 95450 - UT
                           Owns 100% of United Family Life Insurance          FEI 13-3036472; NAIC 91693 - GA
                           Company
                           Owns 100% of Washington Security Insurance         FEI 20-0485678; NAIC 11971 - DC
                           Company

ALOC Holdings ULC
                           Owns 100% of Assurant Life of Canada               CANADA

American Security
Insurance Company
                           Owns 100% of Standard Guaranty Insurance Company   FEI 58-1529579; NAIC 42986 - DE
                           Owns 100% of Union Security Life Insurance         FEI 58-1529581; NAIC 98884 - DE
                           Company

Union Security
Insurance Company (fka
Fortis Benefits
Insurance Company)
                           Owns 99% of Dental Health Alliance, LLC            FEI 13-3830846 - DE
                           Owns 100% of Gala, Inc.                            FEI 63-1115291 - AL

John Alden Financial
Corporation
                           Owns 100% of John Alden Life Insurance Company     FEI 41-0999752; NAIC 65080 - WI
                           Owns 100% of JA Services, Inc.                     FEI 65-0040859 - DE

John Alden Life
Insurance Company
                           Owns 100% of North Star Marketing Corporation      FEI 59-2394561 - OH

JA Services, Inc.
                           Owns 100% of John Alden Service Warranty           FEI 65-0362333 - DE
                           Corporation
                           Owns 100% of John Alden Service Warranty           FEI 65-0362330 - FL
                           Corporation of Florida
                           Owns 100% of John Alden Systems Company            FEI 41-0946005 - MN
                           Owns 100% of NSM Sales Corporation                 FEI 65-0416844 - NV

Time Insurance Company
(fka Fortis Insurance
Company)
                           Owns 100% of National Insurance Institute, LLC     FEI 83-0408679 - WI

United Family Life
Insurance Company
                           Owns 100% of American Bankers Insurance Group      FEI 59-1985922- FL
                           Owns 100% of American Memorial Life Insurance      FEI 46-0260270; NAIC 67989- SD
                           Company

American Bankers
Insurance Group, Inc.
                           Owns 100% of American Bankers Dominicana, S.A.     DOMINICAN REPUBLIC
                           Owns 100% of American Bankers Capital, Inc.        FEI 59-2731675 - DE
                           Owns 100% of American Bankers Financial            FEI 38-3443906 - MI
                           Services, L.L.C.
                           Owns 100% of American Bankers Insurance Company    FEI 59-0593886; NAIC 10111- FL
                           of Florida
                           Owns 100% of Assurant Services Ireland, Ltd.       IRELAND
                           Owns 100% of American Bankers International        FEI 66-0568288 - PR
                           Division, Inc.
                           Owns 100% of American Bankers Life Assurance       FEI 59-0676017; NAIC 60275 - FL
                           Company of Florida
                           Owns 100% of American Bankers Management           FEI 65-0597010 - FL
                           Company, Inc
                           Owns 100% of American Bankers Sales                FEI 59-1967729 - FL
                           Corporation, Inc.
                           Owns 100% of American Reliable Insurance Company   FEI 41-0735002; NAIC 19615 - AZ
                           Owns 100% of Assurant Deutschland GmbH             GERMANY
                           Owns 100% of Assurant Group, Ltd.                  UNITED KINGDOM
                           Owns 100% of Assurant Services Denmark A/S         DENMARK
                           Owns 100% of Bankers Atlantic Reinsurance          FEI 98-0152782 - TURKS & CAICOS
                           Company
                           Owns 100% of Federal Warranty Service              FEI 36-3596362 - IL
                           Corporation
                           Owns 100% of Financial Exchange, Inc.              FEI 75-1391092 - TX
                           Owns 100% of Guardian Investment Services, Inc.    FEI 59-2720545 - FL
                           Owns 100% of International Financial Group, Inc.   FEI 75-2533456 - TX
                           Owns 100% of MSDiversified Corp.                   FEI 64-0660045 - MS
                           Owns 100% of National Insurance Agency             FEI 59-1357775 - FL

                           Owns 100% of Quail Roost Properties, Inc.          FEI 59-1414202 - FL
                           Owns 100% of Roadgard Motor Club, Inc.             FEI 59-2192619 - FL
                           Owns 100% of Sureway, Inc.                         FEI 59-1532747 - DE
                           Owns 100% of Voyager Group, Inc.                   FEI 59-1236556 - FL
                           Owns 100% of Voyager Service Warranties, Inc.      FEI 59-2675787 - FL

American Bankers
Insurance Company of
Florida
                           Owns 100% of American Bankers General Agency,      FEI 74-2135158 - TX
                           Inc.

American Bankers
International Division,
Inc.
                           Owns 49% of Assurant Danos Mexico S.A.             MEXICO
                           Owns 1% of Assurant Seguradora S.A.                BRASIL
                           Owns 1% of Assurant Services Brasil, Limitada      BRASIL
                           Owns 2% of Assurant Servicios de Mexico, S.A.      MEXICO
                           de CV
                           Owns 49% of Assurant Vida Mexico S.A.              MEXICO
                           Owns 74% of Caribbean American Property            FEI 66-0481184; NAIC 30590 - PR
                           Insurance Company
                           Owns 100% of ABIG Holding de Espana, S.L.          SPAIN
                           Owns 100% of Caribbean American Insurance          FEI 66-0520042 - PR
                           Agency Company
                           Owns 100% of Caribbean American Life Assurance     FEI 66-0448783; NAIC 73156 - PR
                           Company

American Bankers Life
Assurance Co. of Florida
                           Owns 67% common shares of MS Diversified Life      FEI 64-0740613; NAIC 78310 - MS
                           Insurance

ABIG Holding de Espana,
S.L.
                           Owns 99% of Assurant Argentina Compania de         ARGENTINA
                           Seguros Sociedad Anonima
                           Owns 100% of Assurant Holding de Puerto Rico,      PUERTO RICO
                           Inc.
                           Owns 99% of Assurant Seguradora S.A.               BRASIL
                           Owns 99% of Assurant Services Brasil, Limitada     BRASIL
                           Owns 98% of Assurant Servicios de Mexico, S.A.     MEXICO
                           de CV

Assurant Holding de
Puerto Rico, Inc.
                           Owns 51% of Assurant Danos Mexico S.A.             MEXICO
                           Owns 51% of Assurant Vida Mexico S.A.              MEXICO

American Bankers
Management Company, Inc.
                           Owns 100% of Consumer Assist Network               FEI 65-0597011 - DE
                           Association, Inc.

Assurant Group LTD
                           Owns 100% of Bankers Insurance Company, Ltd.       UNITED KINGDOM
                           Owns 100% of Bankers Life Assurance Company,       UNITED KINGDOM
                           Ltd.

Bankers Insurance
Company, Ltd.
                           Owns 100% of Bankers Insurance Service Company,    UNITED KINGDOM
                           Limited

Caribbean American Life
Assurance Company
                           Owns 26% of Caribbean American Property            FEI 66-0481184; NAIC 30590 - PR
                           Insurance Company

American Bankers
General Agency, Inc.
                           Controls thru a management agreement - Reliable    FEI 74-2289453; NAIC 28843 - TX
                           Lloyds Insurance Company

Federal Warranty
Service Corporation
                           Owns 100% of Assurant Services Canada, Inc.        CANADA
                           Owns 80% of Service Delivery Advantage, LLC        FEI 61-1455870; IL

Financial Exchange, Inc.
                           Attorney in fact for: Financial Insurance          FEI 75-1391093; NAIC 18570 - TX
                           Exchange

Guardian Investment
Services, Inc.
                           Owns 1% of Assurant Argentina Compania de          ARGENTINA
                           Seguros Sociedad Anonima

International Financial
Group
                           Owns 100% of American Association for Financial    FEI 75-2337610 - TX
                           Institution Services
                           Owns 100% of PAS Financial Group, Inc.             FEI 75-2321226 - TX

MS Diversified Corp.
                           Owns 100% of MS Loan Center, Inc.                  FEI 64-0847246 - MS
                           Owns 100% of United Service Protection             FEI 64-0906751 - DE
                           Corporation
                           Owns 100% of United Service Protection, Inc.       FEI 59-1794848 - FL

Sureway, Inc.
                           Owns 100% of Guardian Travel, Inc.                 FEI 59-2519974 - FL

Voyager Group Inc.
                           Owns 100% of Voyager American Insurance            FEI 65-0508336 - Turks & Caicos
                           Company, Ltd.
                           Owns 100% of Voyager Indemnity Insurance Company   FEI 58-1455416; NAIC 40428 - GA
                           Owns 100% of Voyager Property and Casualty         FEI 57-0665589; NAIC 35971 - SC
                           Insurance Company
                           Owns 100% of Voyager Service Programs Inc.         FEI 59-3110220 - FL